SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

Synthetic Fixed-Income Securities, Inc.

(Exact Name of Depositor as specified in Charter)

Synthetic Fixed-Income Securities, Inc.

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-135656	52-2316339
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Synthetic Fixed Income Securities, Inc. 301 South College Charlotte, North Carolina	28288

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 383-7727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01 Other Events

Attached as exhibits to this report are the Certificate of Incorporation of Synthetic Fixed-Income Securities, Inc. (the "Depositor"), the By-laws of the Depositor and the Form of the Base Trust Agreement by and between the Depositor, as Trustor and U.S. Bank Trust National Association, as Trustee.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation of Synthetic Fixed-Income Securities, Inc.
3.2	By-laws of Synthetic Fixed-Income Securities, Inc.
4.1	Form of the Trust Agreement, with form of Trust Certificates attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Synthetic Fixed-Income Securities, Inc.

(Registrant)

By:	/s/ James Whang
Name:	James Whang
Title:	Director

Date: August 9, 2007

EXHIBIT INDEX

Exhibit No. Description

Exhibit No.	Description
3.1	Certificate of Incorporation of Synthetic Fixed-Income Securities, Inc.
3.2	By-laws of Synthetic Fixed-Income Securities, Inc.
4.1	Form of the Trust Agreement, with form of Trust Certificates attached thereto.